UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): June 9, 2005
                                                         ----------------

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                           New York                0-21695       11-2312854
                           --------                -------       ----------
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             50 Marcus Boulevard, Hauppauge, New York              11788
             ----------------------------------------              -----
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 951-8100

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below)

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14A-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

On June 9, 2005 the Registrant issued a press release regarding its results of operations for its third fiscal quarter ended April 30, 2005. A copy of the press release is is attached hereto as Exhibit 99.1.


The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

99.1 - Press Release of the Registrant, dated June 9, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      June 10, 2005

                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    /S/ Barry R. Steinberg
                                        --------------------
                                        Barry R. Steinberg
                                        Chief Executive Officer


Exhibit Index.

Exhibit No.            Description
99.1                   Press Release of the Registrant, dated June 9, 2005